                                  SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[X]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]      Definitive Information Statement


                          Enterprise Accumulation Trust
                  --------------------------------------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

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         (3)      Filing Party:

         (4)      Date Filed:

[Enterprise Accumulation Trust LOGO]
--------------------------------------------------------------------------------

February 28, 2001

Dear Contractholder:

     We are pleased to enclose an information statement about changes affecting three Portfolios of Enterprise Accumulation Trust ("EAT"): the Capital Appreciation Portfolio, the Growth Portfolio and the Balanced Portfolio (each a "Portfolio," and collectively, the "Portfolios"). The first change concerns a change in ownership of Marsico Capital Management, LLP ("Marsico"), the Portfolio Manager for the Capital Appreciation Portfolio. The second change concerns a change in ownership of Montag & Caldwell, Inc. ("Montag," and together with Marsico, the "Portfolio Managers"), Portfolio Manager for the Growth Portfolio and the Balanced Portfolio.

     On January 2, 2001, Marsico Management Holdings, LLC, a subsidiary of Bank of America Corporation ("Bank of America"), a Delaware corporation, increased its ownership of Marsico from 50% to 100% (the "Marsico Transaction"). The Marsico Transaction resulted in a change in control of Marsico.

     On February 1, 2001, Alleghany Asset Management, Inc. ("AAM"), the parent company of Montag merged with a subsidiary of ABN AMRO North America Holding Company (the "Montag Transaction"). The Montag Transaction resulted in a change in control of Montag.

     As a result of each change in ownership, the respective Portfolio Manager's Agreements with respect to the Capital Appreciation, Growth and Balanced Portfolios terminated automatically as a matter of law. The Board of Trustees of EAT, acting pursuant to an exemptive order granted by the Securities and Exchange Commission, approved a new Portfolio Manager's Agreement with Marsico with respect to the Capital Appreciation Portfolio, effective as of January 2, 2001, and new Portfolio Manager's Agreements with Montag with respect to the Growth Portfolio and the Balanced Portfolio, effective as of February 1, 2001.

     The management fees paid by the Portfolios to Enterprise Capital Management, Inc., the investment adviser to the Portfolios, will not change as a result of the new Portfolio Manager's Agreements. The terms of the new Portfolio Manager's Agreements with the respective Portfolio Managers are substantially the same as the terms of the prior agreements in all material respects. The management fees paid to and the services provided by the Portfolio Managers will not change.

     We encourage you to read the attached information statement, which more fully describes the Marsico Transaction and the Montag Transaction and the Board of Trustees' approval of the new Portfolio Manager's Agreements. We look forward to working with Marsico and Montag to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                         ENTERPRISE ACCUMULATION TRUST
                         CAPITAL APPRECIATION PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------

                                PRELIMINARY COPY

     We are providing this information statement to the contractholders of the Capital Appreciation Portfolio, Growth Portfolio and Balanced Portfolio (each a "Portfolio," and collectively, the "Portfolios"), each a separate series of Enterprise Accumulation Trust ("EAT"), in lieu of a proxy statement, pursuant to the terms of an exemptive order that EAT has received from the Securities and Exchange Commission (the "SEC"). The order permits EAT's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to appoint new subadvisers ("Portfolio Managers") and to make changes to existing Portfolio Manager agreements with the approval of EAT's Board of Trustees, but without obtaining shareholder approval. This information statement will be mailed on or about February 28, 2001. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Shares of beneficial interest ("Shares") of EAT are presently sold to MONY Life Insurance Company ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") for allocation to variable accounts established by MONY and MONY America (collectively the "Variable Accounts") to provide benefits to contractholders ("Contractholders") of variable annuity and variable life insurance contracts ("Contracts") issued by those companies.

SHARE OWNERSHIP

     As of           , 2001, there were                Shares outstanding of the
Capital Appreciation Portfolio,                Shares outstanding of the Growth
Portfolio and                Shares outstanding of the Balanced Portfolio. As of
          , 2001, MONY and MONY America owned all of the outstanding Shares of EAT. Although shares held by the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, if voting were required, EAT might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "1940 Act"). MONY and MONY America disclaim such control.

     To the knowledge of EAT, as of February 28, 2001, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of the outstanding shares of any of the Portfolios. As of February 28, 2001, Trustees and officers of EAT as a group beneficially owned none of EAT's outstanding shares. The cost of this information statement will be paid by Marsico Capital Management, LLC ("Marsico") and Montag & Caldwell, Inc. ("Montag") or their respective affiliates.

THE TRUST

     The Portfolios are investment portfolios of EAT, a Massachusetts business trust. EAT entered into an investment advisory agreement with Enterprise Capital, dated July 1, 1999 (the "Adviser's Agreement"). Under the Adviser's Agreement, Enterprise Capital is responsible for selecting, subject to the review and approval by the Board of Trustees, one or more subadvisers (the "Portfolio Managers") to manage each investment portfolio of EAT. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Portfolio Managers on an ongoing basis, and to recommend to the Board of Trustees changes to the roster of Portfolio Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of EAT, except those operations contracted to EAT's custodian and transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of EAT, from which Enterprise Capital pays all fees due to the Portfolio Managers. The investment portfolios of EAT, therefore, pay no fees directly to the Portfolio Managers.

     Enterprise Capital recommends Portfolio Managers for the investment portfolios to the Board on the basis of its continuing quantitative and qualitative evaluation of the Fund Manager's skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment portfolio. Short-term investment performance by itself is not a significant factor in selecting or terminating a Portfolio Manager, and Enterprise Capital does not expect to recommend frequent changes of Portfolio Managers.

     The Portfolio Managers do not provide any services to the investment portfolios other than investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, a Portfolio Manager, or its affiliated broker-dealer, may execute transactions for the Portfolios and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

CHANGE IN OWNERSHIP OF MARSICO CAPITAL MANAGEMENT, LLC [("MARSICO")]

THE PORTFOLIO MANAGER'S AGREEMENT

     Marsico has served as Portfolio Manager to the Capital Appreciation Portfolio since November 1, 1999, pursuant to a Portfolio Manager's Agreement among EAT, Enterprise Capital and Marsico (the "Previous Capital Appreciation Portfolio Agreement").

     Under the 1940 Act, a change in ownership of an investment company's adviser or subadviser is deemed to be an assignment of the advisory contract, which automatically terminates the contract. On January 2, 2001, the general and limited partners of TFM Holdings, LLP ("TFM Holdings"), which held a 50% ownership interest in Marsico, sold their interests in TFM Holdings to Marsico Management Holdings, LLC ("Marsico Management"), a subsidiary of Bank of America Corporation (the "Marsico Transaction"). Upon consummation of the Marsico Transaction, Marsico Management increased its ownership of Marsico from 50% to 100%. The Marsico Transaction effectively terminated the Previous Capital Appreciation Portfolio Agreement. The Board of Trustees of EAT approved a new Portfolio Manager's Agreement on September 12, 2000 (the "New Capital Appreciation Portfolio Agreement").

PREVIOUS CAPITAL APPRECIATION PORTFOLIO AGREEMENT

     Under the Adviser's Agreement, the Capital Appreciation Portfolio pays per year to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Capital

Appreciation Portfolio Agreement, Enterprise Capital paid to Marsico fees per year equal to 0.45% of assets under management. For the fiscal year ended December 31, 2000, the Capital Appreciation Portfolio paid to Enterprise Capital management fees in the amount of $458,443, of which Enterprise Capital paid $275,066 to Marsico.

THE NEW CAPITAL APPRECIATION PORTFOLIO AGREEMENT

     The fees payable to Marsico will not change under the New Capital Appreciation Portfolio Agreement, which is identical in all material respects to the Previous Capital Appreciation Portfolio Agreement. The form of the New Capital Appreciation Portfolio Agreement is attached to this Information Statement as Exhibit A.

     Pursuant to both the Previous Capital Appreciation Portfolio Agreement and the New Capital Appreciation Portfolio Agreement (together, the "Capital Appreciation Portfolio Agreement"), Enterprise Capital has delegated to Marsico the responsibility, subject to Enterprise Capital's supervision, to advise with respect to the investment and reinvestment of the assets of the Capital Appreciation Portfolio, or such portion of the assets of the Capital Appreciation Portfolio as Enterprise Capital shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Capital Appreciation Portfolio, as set forth in its most current Registration Statement. Marsico's responsibilities include providing investment research, advice and supervision, and making and executing decisions as to specific investments for the Capital Appreciation Portfolio.

     The Capital Appreciation Portfolio Agreement provides that Marsico is not liable to the Capital Appreciation Portfolio, EAT or the shareholders thereof for any mistake of judgment, act or omission in the course of, or connected with, the services rendered by Marsico under the Agreement, except in the case of willful misfeasance, bad faith or gross negligence by Marsico, or reckless disregard of its obligations and duties thereunder.

     The Capital Appreciation Portfolio Agreement may be terminated by any party thereto on thirty (30) days written notice, without the payment of any penalty.

THE BOARD OF TRUSTEES' DECISION

     In approving the New Capital Appreciation Portfolio Agreement, the Board of Trustees considered a number of material factors, including, but not limited to:
(i) that the terms and conditions of the New Capital Appreciation Portfolio Agreement are identical in all material respects to those of the Previous Capital Appreciation Portfolio Agreement, (ii) that the change in control of Marsico is not anticipated to affect its personnel or operations, (iii) the performance of the Capital Appreciation Portfolios since Marsico became Portfolio Manager for the Portfolio, (iv) the nature and quality of services rendered by Marsico, and (v) that the New Capital Appreciation Portfolio Agreement would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of its review of the New Capital Appreciation Portfolio Agreement and relevant information, the Board concluded that the New Capital Appreciation Portfolio Agreement is fair, reasonable and in the best interests of the shareholders of the Capital Appreciation Portfolio. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of EAT, Enterprise Capital or a Portfolio Manager (the "Independent Trustees"), unanimously approved the New Capital Appreciation Portfolio Agreement.

INFORMATION ABOUT MARSICO

     The following is a description of Marsico, which is based on information provided by Marsico. Marsico is not affiliated with Enterprise Capital or EAT other than by reason of serving as Portfolio Manager to the Capital Appreciation Portfolio.

     Marsico is a Delaware limited liability company with principal offices at 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico was established in September 1997 by Thomas F. Marsico and TFM Holdings. Its principal source of income is professional fees received from providing continuing investment advice to: 1) registered mutual funds distributed to retail investors, 2) registered mutual funds that serve as funding vehicles for variable life insurance policies and variable annuity contracts, 3) institutions, 4) individuals and 5) private funds. As of December 31, 2000, Marsico had approximately $15 billion in assets under management for all clients. Information about other investment companies advised by Marsico with a similar investment objective to the Capital Appreciation Portfolio is set forth in Exhibit D.

     Thomas F. Marsico, Chairman and Chief Executive Officer, is responsible for the day-to-day management of the Capital Appreciation Portfolio. Prior to forming Marsico, Mr. Marsico served as the Portfolio Manager of the Janus Twenty Fund from 1988 to 1997 and the Janus Growth and Income Fund from 1991 to 1997. Information about the Board of Directors and principal executive officers of Marsico is set forth below. Unless otherwise stated, the principal occupation of each person listed below is his or her position with Marsico. Unless otherwise indicated, the address of each person listed below is the principal office of Marsico set forth above.

        NAME (ADDRESS)                  TITLE/POSITION            OTHER BUSINESS ACTIVITIES
 Thomas F. Marsico               Chairman, Chief Executive
                                 Officer
 Barbara M. Japha                President and Director
 Christie L. Austin              Vice President and Chief
                                 Financial Officer
 Robert H. Gordon                Director                        President, NationsBank
 101 S. Tryon Street,                                            Advisors, Inc.
 Charlotte, NC 28255
 Owen G. Shell                   Director                        President, Wealth Management
 800 Market Street,                                              Group, Bank of America
 St. Louis, MO 63101
 Christopher J. Marsico          Chief Operating Officer and
                                 Director
 Frank L. Gentry                 Director
 101 S. Tryon Street,
 Charlotte, NC 28255

INFORMATION ABOUT BANK OF AMERICA

     The following is a description of Bank of America, which is based on information provided EAT by Bank of America. Bank of America is not affiliated with Enterprise Capital or EAT other than by reason of Marsico serving as Portfolio Manager.

     Bank of America Corporation, a Delaware corporation, is a bank holding company and a financial holding company headquartered at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina. Bank of America Corporation provides a diversified range of banking and nonbanking services and products both domestically and internationally through three major business segments: Consumer and Commercial Banking, Asset Management and Global Corporate and Investment Banking. As of September 30, 2000, Bank of America had $617 billion in assets.

INFORMATION ABOUT BROKERAGE TRANSACTIONS

     Marsico is a registered broker-dealer and is affiliated with one or more registered broker-dealers. From time to time, a portion of the brokerage transactions of the Capital Appreciation Portfolio may be conducted with such broker-dealers, subject to policies established by EAT's Board to ensure that all brokerage commissions paid by the Capital Appreciation Portfolio are fair
and reasonable. For the fiscal year ended December 31, 2000, EAT paid $[       ]
in brokerage commissions with respect to the Capital Appreciation Portfolio to
affiliated broker-dealers of Marsico, which represented      % of the
Portfolio's aggregate brokerage commissions paid to such affiliated broker-dealers.

CHANGE IN OWNERSHIP OF MONTAG & CALDWELL, INC.

THE PORTFOLIO MANAGER'S AGREEMENTS

     Montag has served as Portfolio Manager to the Growth Portfolio (and its predecessor, Alpha Fund, Inc.) since 1968. Montag serves as Portfolio Manager to the Growth Portfolio pursuant to an agreement dated February 1, 2000 (the "Previous Growth Portfolio Agreement"). Montag serves as Portfolio Manager to the Balanced Portfolio pursuant to an agreement dated June 30, 1999 (the "Previous Balanced Portfolio Agreement," and together with the Previous Growth Portfolio Agreement, the "Previous Montag Agreements").

     On February 1, 2001, Alleghany Asset Management, Inc. ("AAM"), 171 North Clark Street, Chicago, Illinois 60601, the parent company of Montag, was merged with a subsidiary of ABN AMRO North America Holding Company ("ABN AMRO") (the "Montag Transaction"). The Montag Transaction resulted in a change in control of Montag and effectively terminated the Previous Montag Agreements. The Board of Trustees of EAT approved new Portfolio Manager's Agreements with Montag with respect to the Growth Portfolio and the Balanced Portfolio on September 12, 2000 (the "New Growth Portfolio Agreement," and the "New Balanced Portfolio Agreement," respectively, and together, the "New Montag Agreements").

PREVIOUS GROWTH PORTFOLIO AGREEMENT

     Under the Adviser's Agreement, the Growth Portfolio pays per year to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Growth Portfolio Agreement, Enterprise Capital paid to Montag fees per year equal to 0.30% of the first $1 billion of assets under management and 0.20% for assets under management over $1 billion. For the fiscal year ended

December 31, 2000, the Growth Portfolio paid to Enterprise Capital management fees in the amount of $2,155,018, of which Enterprise Capital paid $880,358 to Montag.

PREVIOUS BALANCED PORTFOLIO AGREEMENT

     Under the Adviser's Agreement, the Balanced Portfolio pays per year to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Balanced Fund Agreement, Enterprise Capital paid to Montag fees per year equal to 0.30% of the first $100,000,000 of assets under management; 0.25% for assets under management from $100,000,000 to $200,000,000; and 0.20% for assets under management over $200,000,000. For the fiscal year ended December 31, 2000, the Balanced Portfolio paid to Enterprise Capital management fees in the amount of $103,984, of which Enterprise Capital paid $41,594 to Montag.

THE NEW MONTAG AGREEMENTS

     The fees will not change under the New Montag Agreements, which are substantially the same in all material respects to the Previous Montag Agreements. The form of the New Growth Portfolio Agreement is attached to this Information Statement as Exhibit B and the form of the New Balanced Portfolio Agreement is attached to this Information Statement as Exhibit C.

     Pursuant to the Previous Montag Agreements and the New Montag Agreements (together, the "Montag Agreements"), Enterprise Capital has delegated to Montag the responsibility, subject to Enterprise Capital's supervision, to advise with respect to the investment and reinvestment of the assets of the Growth Portfolio and the Balanced Portfolio, or such portion of the assets of such Portfolios as Enterprise Capital shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Portfolios, as set forth in their most current Registration Statement. Montag's responsibilities include providing investment research, advice and supervision, and making and executing decisions as to specific investments for the Growth Portfolio and the Balanced Portfolio.

     The Montag Agreements provide that Marsico is not liable to the Enterprise Capital, EAT, the Portfolios or the shareholders thereof for any mistake of judgment, act or omission in the course of, or connected with, the services rendered by Montag under the Agreement, except in the case of willful misfeasance, bad faith or gross negligence by Montag, or reckless disregard of its obligations and duties thereunder.

     The New Montag Agreements may be terminated by any party thereto on thirty
(30) days written notice, without the payment of any penalty.

THE BOARD OF TRUSTEES' DECISION

     In approving the New Montag Agreements, the Board of Trustees considered a number of material factors, including, but not limited to: (i) that the terms and conditions of the New Montag Agreements are substantially the same in all material respects to those of the Previous Montag Agreements, (ii) statements from ABM AMRO that it does not intend to make any material changes to Montag's financial, human and other resources that would adversely impact Montag's ability to provide the same quality of Portfolio Manager services that it has provided in the past, (iii) the historical performance of the Growth Portfolio and the Balanced Portfolio, (iv) the nature and quality of services rendered by Montag, and (v) that the New Montag Agreements would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of its review of the New Montag Agreements and relevant information, the Board concluded that the New Montag Agreements are fair, reasonable and in the best interests of the

Contractholders of the Growth Portfolio and the Balanced Portfolio. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously approved the New Montag Agreements.

INFORMATION ABOUT MONTAG

     The following is a description of Montag, which is based on information provided by Montag. Montag is not affiliated with Enterprise Capital or EAT other than by reason of serving as Portfolio Manager to one or more investment portfolios of EAT.

     Founded in 1945, Montag is a Georgia corporation. The principal business address of Montag is 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326-1022. Montag managed approximately $29.1 billion in assets as of December 31, 2000. Information about other investment companies managed by Montag with a similar investment objective to the Growth Portfolio and the Balanced Portfolio is set forth in Exhibit E. Information about the Board of Directors and principal executive officers of Montag is set forth below. Unless otherwise indicated, the address of each person set forth below is the principal office of Montag.

       NAME (ADDRESS)                 TITLE/POSITION            OTHER BUSINESS ACTIVITIES
Stuart D. Bilton               Director                       President and Director, AAM;
171 North Clark Street                                        Chairman, Chicago Capital
Chicago, IL 60601                                             Management, Inc.; Director of
                                                              each of the following
                                                              entities: The Chicago Trust
                                                              Company of California, TAMRO
                                                              Capital Partners LLC, Veredus
                                                              Asset Management LLC, Chicago
                                                              Deferred Exchange
                                                              Corporation, Chicago Deferred
                                                              Exchange Corporation of
                                                              California, Alleghany
                                                              Investment Services, Inc.;
                                                              President and Chief Executive
                                                              Officer, Blairlogie
                                                              International LLC; Trustee,
                                                              Alleghany Asset Management
                                                              Foundation
Ronald E. Canakaris            Director, Chief Executive      Director, AAM
                               Officer, President
David B. Cuming*               Director                       Senior Vice President and
375 Park Avenue                                               Chief Financial Officer,
New York, NY 10152                                            Alleghany Corporation;
                                                              Director of the following
                                                              entities: AAM, Blairlogie
                                                              Capital Management
Solon P. Patterson             Chairman                       The Georgia Chamber of
                                                              Commerce; Board Member of
                                                              Governors of the Investment
                                                              Counsel Association of
                                                              America
William A. Vogel               Director, Senior Vice          Director, XYZ Solutions Inc.
                               President
Elizabeth C. Chester           Secretary
Brian W. Stahl                 Treasurer

     * Mr. Cuming will resign from his positions as Director of AAM, Montag and Blairlogie Capital Management upon consummation of the Montag Transaction.

INFORMATION ABOUT ABN AMRO NORTH AMERICA HOLDING COMPANY

     The following is a description of ABN AMRO, which is based on information provided by ABN AMRO. ABN AMRO is not affiliated with Enterprise Capital or EAT other than by reason of Montag serving as Portfolio Manager to one or more investment portfolios of EAT.

     ABN AMRO is a wholly-owned subsidiary of ABN AMRO Bank N.V. ("ABN AMRO Bank"). ABN AMRO Bank was formed in September 1991 following the merger of Algemene Bank Nederland N.V. and Amsterdam-Rotterdam Bank N.V., the two largest banks of the Netherlands. ABN AMRO Bank is wholly-owned by ABN AMRO Holding N.V. ("Holding"), a publicly listed company. Stichting Administratiekantoor ABN AMRO Holding ("Stichting"), holds and administers 99.9% of the preference shares of Holding. Stichting is a non-membership organization (i.e., an entity without shareholders or other members that is similar to a trust or foundation) with a self-appointing managing board organized under the laws of the Netherlands. Pursuant to the Articles of Association of Holding, the holder of the one priority share of Holding, Stichting Prioriteit ABN AMRO Holding, a non-membership organization with a self-appointing managing board organized under the laws of the Netherlands, determines the members of the managing board and supervisory board of Holding.

     Through ABN AMRO Asset Management ("AAAM"), its asset management arm, ABN AMRO Bank has managed domestic, regional and international equity and fixed income portfolios since 1933. Mutual funds account for over 48% of AAAM's assets under management, totaling over $59 billion of the total assets of $122 billion, as of June 30, 2000.

INFORMATION ABOUT ENTERPRISE CAPITAL

     Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of EAT. Enterprise Capital is a second-tier subsidiary of The MONY Group Inc. Enterprise Fund Distributors, Inc. is EAT's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta, Georgia 30326-1022. Enterprise Capital also provides investment advisory services to The Enterprise Group of Fund, Inc. ("EGF"). The Capital Appreciation Portfolio, the Growth Portfolio and the Balanced Portfolio of EAT each has an identical investment objective to the Capital Appreciation Fund, the Growth Fund and the Balanced Fund of EGF, respectively.

ADDITIONAL INFORMATION

     EAT is not required to hold annual meetings of Contractholders; therefore, it cannot be determined when the next meeting of Contractholders will be held. Contractholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of Contractholders must be received by the EAT a reasonable time before the proxy statement is mailed. Whether a Contractholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.

     Copies of EAT's most recent annual and semi-annual reports are available without charge. You may obtain a copy of these reports by calling 800-432-4320, or writing to The MONY Group Inc., 1740 Broadway, New York, New York 10019.

                                          By Order of the Board of Trustees,

                                          /s/ CATHERINE R. MCCLELLAN
                                          Catherine R. McClellan
                                          Secretary

                                                                       EXHIBIT A

                    CAPITAL APPRECIATION PORTFOLIO AGREEMENT

                                                                       EXHIBIT B

                           GROWTH PORTFOLIO AGREEMENT

                                                                       EXHIBIT C

                          BALANCED PORTFOLIO AGREEMENT

                                                                       EXHIBIT D

          ADVISORY FEES FOR CERTAIN OTHER FUNDS ADVISED OR SUBADVISED
                       BY MARSICO CAPITAL MANAGEMENT, LLC

         FUND                      ASSETS                       TOTAL
                               ($ MILLIONS)*                ADVISORY FEE               SUBADVISORY FEE
                                                          (% AVERAGE DAILY            (% AVERAGE DAILY
                                                             NET ASSETS)                 NET ASSETS)
Marsico Growth and                                              0.85
  Income Fund
Nations Marsico Growth              647.8                       0.85                        0.45
  & Income Fund
Nations Marsico                     143.6                       0.85                        0.45
  Focused Equities
  Variable Annuity
  Portfolio
Marsico Capital Growth            1,887.7                       0.90                        0.45
  Portfolio, a series
  of the American
  Skandia Trust
Marsico Capital Growth            1,073.6                       1.00                        0.45
  Fund, a series of
  American Skandia
  Advisor Funds, Inc.
Style Select Focused                103.4                       1.00                        0.45
  Growth & Income
  Portfolio Fund
Frank Russell                       126.4                       0.55                        0.35
  Investment Company
  Equity I Fund
Frank Russell                       124.2                       0.73                        0.35
  Investment Company
  Diversified Equity
  Fund
Capital Appreciation                285.6                       0.75                        0.45
  Fund of Enterprise
  Group of Funds, Inc.

* As of July 31, 2000.

                                                                       EXHIBIT E

                ADVISORY FEES FOR CERTAIN OTHER FUNDS SUBADVISED
                           BY MONTAG & CALDWELL, INC.

                                                        TOTAL
                              TOTAL NET              ADVISORY FEE          SUBADVISORY FEE
                                ASSETS                (% AVERAGE           (% AVERAGE DAILY
     GROWTH FUNDS           ($ MILLIONS)*         DAILY NET ASSETS)          NET ASSETS)
Vision Large Cap                                         0.85           0.50 first $50 million
  Growth Fund                                                           0.40 next $50 million
                                                                        0.30 next $100 million
                                                                           0.20 thereafter
Alleghany/Montag &                       2,701        0.80 first
  Caldwell Growth Fund                                 $800,000
                                                   0.60 thereafter
The Enterprise Group                       308                          0.30 first $1 billion
  of Funds, Inc.                                                           0.20 thereafter
  Growth Fund

                                                        TOTAL
                              TOTAL NET              ADVISORY FEE          SUBADVISORY FEE
                                ASSETS                (% AVERAGE           (% AVERAGE DAILY
    BALANCED FUNDS          ($ MILLIONS)*         DAILY NET ASSETS)          NET ASSETS)
The Enterprise Group                        14                             0.30 first $100
  of Funds, Inc.                                                               million
  Balanced Fund                                                         0.25 next $100 million
                                                                           0.20 thereafter
Alleghany/Montag &                         336           0.75
  Caldwell Balanced
  Fund

* As of October 31, 2000.

                                       E-1